                                 ANNUAL REPORT


                            YEAR ENDED MARCH 31, 2002








                             KENSINGTON

                             STRATEGIC

                             REALTY

                             FUND



                             A MANAGED PORTFOLIO OF

                             REAL ESTATE SECURITIES

KENSINGTON STRATEGIC REALTY FUND

RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN                                               TOTAL RETURN
FOR PERIODS ENDED MARCH 31, 2002           ONE       SINCE             SINCE
WITH ALL DISTRIBUTIONS REINVESTED         YEAR     INCEPTION/1/       INCEPTION

Kensington Strategic Realty Fund         25.83%        34.17%         111.15%
NAREIT Composite Index                   23.80%        17.88%          51.93%
S&P 500 Index                             0.24%        -4.13%         -10.17%
Rank vs. Lipper Real Estate Funds/2/   7 of 155      1 of 128
--------------------------------------------------------------------------------

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Results for other share classes can be found on page 31.

/1/ Fund Inception 9/15/99.

/2/ Lipper Inc. rankings are based on total returns and do not reflect the effects of sales charges.


The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. The Index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investors shares, when redeemed, may be worth more or less than original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-877-833-7114.

KENSINGTON STRATEGIC REALTY FUND


A NOTE FROM THE PRESIDENT



Dear Shareholder,

Thank you for your investment in the Kensington Strategic Realty Fund.

As Advisor to the Fund, Kensington Investment Group has a single goal-providing premier investment management services to real estate securities investors. Dedication to research, disciplined execution of investment strategies and excellent communication with clients are the focus of our organization.

We believe we are in the midst of a fundamental change in how commercial real estate is financed and owned. Underlying this transformation is a shift in ownership from the old private real estate empires to publicly traded securities. This transition is akin to that which has occurred in other capital intensive industries, such as steel, auto and banking, earlier this century. Capital intensive industries like real estate, which are privately held, gravitate towards public ownership because the public securities markets provide the lowest cost capital. We believe when investors look back in ten to fifteen years, this will be seen as a watershed period for the real estate industry, ushering in a period of significant growth,consolidation and public ownership of these businesses.

We believe that to successfully capitalize on this opportunity, three factors will be essential:

        - Acting in anticipation of the changes taking place in the commercial real estate markets.

        - Focusing on niche markets and using specialized strategies to our advantage.

        - Coordinating a team of professionals with superior skills and experience in the research, trading and management of real estate securities portfolios.

The following report reviews our investment results and portfolios for the year ended March 31, 2002. We invite your inquiries regarding any questions, comments or additional information you may require.

Sincerely,


/s/ John Kramer

President, Kensington Investment Group

KENSINGTON STRATEGIC REALTY FUND


GROWTH OF A $10,000 INVESTMENT
Period from commencement on September 15, 1999 to March 31, 2002

             Kensington Strategic       NAREIT
                  Realty Fund       Composite Index
 9/15/1999          9,425               10,000
 9/30/1999          9,544                9,820
10/31/1999         10,299                9,567
11/30/1999         11,232                9,366
12/31/1999         11,511                9,647
 1/31/2000         11,274                9,680
 2/29/2000         11,344                9,553
 3/31/2000         11,721                9,863
 4/30/2000         12,732               10,513
 5/31/2000         13,133               10,623
 6/30/2000         13,680               10,930
 7/31/2000         14,562               11,831
 8/31/2000         14,494               11,362
 9/30/2000         14,956               11,727
10/31/2000         13,920               11,224
11/30/2000         13,767               11,358
12/31/2000         14,626               12,144
 1/31/2001         15,592               12,321
 2/28/2001         15,812               12,161
 3/31/2001         15,816               12,272
 4/30/2001         16,152               12,594
 5/31/2001         17,038               12,913
 6/30/2001         18,086               13,669
 7/31/2001         17,971               13,433
 8/31/2001         18,241               13,888
 9/30/2001         17,967               13,331
10/31/2001         17,476               12,972
11/30/2001         18,131               13,666
12/31/2001         19,035               14,027
 1/31/2002         19,049               14,080
 2/28/2002         19,101               14,335
 3/31/2002         19,901               15,193

[GRAPHIC]

This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index

--------------------------------------------------------------------------------

Average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended March 31, 2002:

                                                         ONE        SINCE
CLASS A SHARES                                           YEAR    INCEPTION*
                                                         ----    ----------
reflecting 5.75% maximum sales charge                   18.59%     31.08%

*  Fund inception 9/15/99.
   Past performance is not predictive of future performance.

MANAGEMENT`S DISCUSSION & ANALYSIS

We are pleased to report the Kensington Strategic Realty Fund returned 25.83%
in the twelve-month period ended March 31, 2002./1/ This compares to a 23.80% return for the NAREIT Composite Index and a 0.24% gain for the Standard & Poor's
500. From inception (September 15, 1999) through the close of this reporting period, the Fund has generated average annual returns of 34.17%, making it the #1 ranked realty fund out of the 128 funds in Lipper Analytical Services' realty fund category over this time period./2/

THE YEAR IN REVIEW


With the economy in recession and the stock market struggling in the second half of 2001, investors gravitated to higher yielding market sectors, such as real estate securities. Throughout this period, we maintained a cautious posture, focusing the portfolio on stable property types such as "Class B" apartments, higher yielding REITs (including preferred stocks), and event-driven opportunities (such as companies in liquidation). Concurrently, we minimized exposure to REITs trading at high multiples to cash flow, those with large exposure to technology tenants and sub-sectors such as hotels with short-term lease structures. As evidenced by the Fund's performance, our caution was rewarded.

We remained cautious in the first quarter of 2002. This worked to our advantage until March, when larger, more growth oriented REITs outperformed the Fund's portfolio. The portfolio continues to have a

/1/ Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Had the maximum sales charge of 5.75% been reflected, returns would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/ Inception date = 9/15/99. A share class ranking. For the year ended March
    31, 2002, the Fund was ranked #7 out of 155 funds within Lipper's realty fund category. The fund was not ranked for the 5 and 10 year periods.
    The Lipper ranking is based on total return and does not reflect a sales charge. Past performance is no guarantee of future results.

KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT`S DISCUSSION & ANALYSIS
(Continued)

value bias and we remain committed to identifying securities trading at attractive valuations relative to cash flow and underlying property values.

REAL ESTATE INDUSTRY FUNDAMENTALS

Last year's sluggish economy resulted in rising vacancy rates in the office, industrial, and hotel sectors. Also, historically low mortgage rates and record new home sales had a negative effect on the high-end apartment sector. As could be expected, industry wide earnings growth was modest, but held up much better than most other market sectors. Importantly, new supply remained constrained as developers pulled in their horns amidst ongoing economic uncertainty. We expect new supply to increase by less than 3% over the next year, bringing demand and supply into relatively good balance. As the economy gains momentum, REITs top line growth should accelerate. Looking ahead to 2003, we are forecasting a 2% to 3% increase in revenues that should translate into 5% to 7% earnings growth, improving the total return potential of real estate securities.

REIT VALUATIONS

In our opinion, over the last year, real estate securities have gone from being significantly under-valued to being fairly valued. Historically, REITs have traded in a range of 80% to 130% of underlying property value and 8 to 14 times cash flow. Presently, REITs are trading at a modest premium to property value and at about 10.5 times cash flow.

Of course, these are industry average valuations. We are still finding individual securities which represent value oriented opportunities and are trading at discounts to property values and/or below average multiples to cash flow. We expect these securities to outperform over the long term. Bottom line, we believe diligent research and stock selection can continue to produce good relative performance.

On a yield basis, REITs are still quite appealing relative to the broad stock market and bonds. On average, REITs are currently yielding approximately 6.50%. This compares to a ten-year Treasury Bond yield of less than 5.50%, a ten-year investment grade corporate bond yield of approximately 6.67%, and the S&P 500's yield of less than 1.50%. Importantly, REIT dividends currently equal about 70% of cash flow. In other words, for every $1.00 of cash flow generated, REITs are only paying out $0.70 cents as dividends. Thus, sluggish earnings growth over the next several quarters should not threaten dividends. While real estate securities investors may have to wait a bit for earnings to improve, they are being paid rather well for their patience.

Finally, we point out that from 1972 through 2001, REITs have provided investors an average annualized return of 12.50%, well ahead of bonds' 9.25%, and just ahead of the S&P 500's 12.25%.

REIT RETURNS OVER TIME 30-YEAR PERIOD
COMPOUND ANNUAL TOTAL RETURN IN PERCENT: 1972-2001

Bonds             9.25
S&P 500          12.25
Equity REITs     12.50

Source: NAREIT Real Estate Chart Book, January 2002
(Bonds-Ibbotson High Yield Series)

DIVERSIFICATION CONFIRMED


In May, 2001 the leading investment research firm Ibbotson Associates confirmed what real estate securities professionals already knew--that REITs offer investors true diversification. Ibbotson constructed model portfolios with different asset allocation mixes and measured

KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT`S DISCUSSION & ANALYSIS
(Continued)

their performance from 1972 through 2000. One portfolio was composed of 50% stocks, 40% bonds, and 10% Treasury Bills. A second portfolio was 40% stocks, 30% bonds, 10% T-Bills, and 20% REITs. The model portfolio with 20% REITs not only outperformed the first model, but did so with a lower risk profile.

We quote NAREIT President and CEO Stephen A. Wechsler, "The Ibbotson analysis shows that, given their low correlation, real estate stocks are an important and effective source of diversification, and are well worth investigating as an addition to many types of investment portfolios."


OUTLOOK AND STRATEGY

Webelieve real estate industry fundamentals have weathered the economic slowdown well and that real estate securities' valuations are reasonable, especially compared to the broad equities market. With real estate company revenues and earnings likely to be relatively flat over the next several quarters, total returns will be driven primarily by well-covered dividends. However, as the economy gains momentum in late 2002/early 2003, renewed earnings growth should improve the total return picture.

Presently, there is some concern over the potential impact of higher interest rates on real estate securities. Although the Federal Reserve has yet to hike short-term rates, longer-term bond yields have already risen in response to the strengthening economy. Although higher commodities prices, most notably oil and natural gas, may have some short-term inflationary implications, we believe excess capacity and a lack of pricing flexibility in most industries will keep inflation in check for the foreseeable future. Consequently, we don't anticipate interest rates rising to levels that would undermine real estate industry fundamentals. Historically, when supply and demand have been in good balance, the real estate industry has been able to pass increased cost of capital on to rent payers.

The portfolio remains well diversified, with the two largest allocations being in office and retail. We continue to look for opportunities to increase our investments in the apartment sector.

                            PORTFOLIO COMPOSITION/3/
                                   [PIE CHART]

                                Lodging       8%
                                Mortgage     15%
                                Diversified  17%
                                Storage       2%
                                Apartments    9%
                                Office       26%
                                Industrial    4%
                                Retail       19%

We remain biased toward higher yielding or income oriented REITs and continue to take advantage of the even more attractive yields provided by preferred issues. This is clearly reflected in the Fund's 5.98% yield at the close of fiscal 2002 versus the average real estate securities fund's 4.28% yield.


                               YIELD COMPARISON/4/
                                   [BAR CHART]

  Kensington Strategic          Average Real Estate          Utility Stock
     Realty Fund                    Mutual Fund                  Index
        5.98%                          4.28%                     3.95%

/3/  Portfolio holdings as of 3/31/02 and are subject to change.

/4/ Kensington Strategic Realty Fund's dividend rate is the annualized rate on A share class based on the March 31, 2002 NAV. Annualized rate on B shares is 5.41%. Annualized rate on C shares is 5.38%. Source: Average Real Estate Mutual Fund: Realty Stock Review, online March 22, 2002. Utility Stock
     Index: S&P Utility as of April 2, 2002.

KENSINGTON STRATEGIC REALTY FUND

MANAGEMENT`S DISCUSSION & ANALYSIS
(Continued)

IN CONCLUSION

Over the long-term, we believe real estate securities can continue to deliver competitive returns through a combination of current dividend yield and capital appreciation. These returns didn't excite investors during an historic bull market that produced well above average equities returns. In the last two years, the stock market has fallen back to earth, resetting investor expectations to realistic levels. Investors now have a greater appreciation for higher yield, lower volatility investments with respectable capital gains potential-- characteristics we believe will continue to make real estate securities attractive for all investors.

/S/ PAUL GRAY


Paul Gray
Portfolio Manager

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
MARCH 31, 2002

                                                         SHARES     MARKET VALUE
Common Stock (5.4%)
Real Estate
TrizecHahn Corporation                                  245,700      $ 3,889,431
Wellsford Real Properties, Incorporated/1/              445,950        8,963,595
                                                                      ----------
Total Common Stock                                                    12,853,026
                                                                      ----------
Preferred Stock (22.3%)
Real Estate Investment Trust
Apartment Investment & Management
   Company, Class D, 8.75%                              146,158        3,556,024
Apartment Investment & Management
   Company, Class Q, 10.10%                             110,700        2,856,060
Associated Estates Realty, Series A, 9.75%               18,900          472,500
Colonial Properties Trust, Series A, 8.75%              239,900        5,997,500
Corporate Office Properties, Series B, 10.00%            68,300        1,796,290
Crown American Realty Trust,
   Series A, 11.00%                                     244,200       13,186,801
Equity Inns, Incorporated, Series A, 9.50%               22,700          547,297
FelCor Lodging Trust, Incorporated,
   Series B, 9.00%                                       80,800        1,994,144
Glimcher Realty Trust, Series B, 9.25%                  107,800        2,635,710
HRPT Properties Trust, Series A, 9.875%                  63,656        1,648,690
iStar Financial, Incorporated,
   Series B, 9.375%                                     120,600        3,065,652
iStar Financial, Incorporated,
   Series C, 9.20%                                       91,500        2,310,375
LaSalle Hotel Properties, Series A, 10.25%              225,000        5,872,500
Public Storage, Incorporated, Series A,
   Deposit Shares                                       206,300        5,603,108
Sovran Self Storage, Incorporated,
   Series B, 9.85%                                        1,100           30,250
Taubman Centers, Incorporated,
   Series A, 8.30%                                       60,000        1,380,000
Winston Hotels, Incorporated,
   Series A, 9.25%                                       20,400          469,200
                                                                      ----------
Total Preferred Stock                                                 53,422,101
                                                                      ----------

Real Estate Investment Trusts          (77.4%)
Apartments (8.0%)

Avalonbay Communities, Incorporated                     138,600        6,902,280

                     See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

SCHEDULE OF PORTFOLIO INVESTMENTS MARCH 31, 2002
(Continued)

Apartments (continued)                                   SHARES     MARKET VALUE
Camden Property Trust                                   142,400      $ 5,570,688
Equity Residential Properties Trust                     231,500        6,653,310
                                                                      ----------
                                                                      19,126,278
                                                                      ----------

Diversified (12.6%)
Banyan Strategic Realty Trust                          1,209,250         906,938
Duke-Weeks Realty Corporation                             53,600       1,393,600
First Union Real Estate                                2,001,050       4,742,489
iStar Financial, Incorporated                            309,900       8,956,109
Keystone Property Trust                                  200,100       2,821,410
Liberty Property Trust                                   160,300       5,169,675
Vornado Realty Trust                                     140,500       6,204,480
                                                                      ----------
                                                                      30,194,701
                                                                      ----------

Hotel/Restaurant (1.6%)
Meristar Hospitality Corporation                         214,500       3,914,625
                                                                      ----------
Industrial (4.4%)
AMB Property Corporation                                 120,100       3,302,750
Prime Group Realty Trust                                 604,000       4,626,640
ProLogis Trust                                           106,800       2,493,780
                                                                      ----------
                                                                      10,423,170
                                                                      ----------

Mortgage (15.1%)
Annaly Mortgage Management,
   Incorporated                                        1,178,500      20,010,930
Anthracite Capital, Incorporated                         315,100       3,623,650
Anworth Mortgage Asset Corporation                       103,700         990,335
Apex Mortgage Capital, Incorporated                      577,100       6,688,589
FBR Asset Investment Corporation                         179,900       4,893,280
                                                                      ----------
                                                                      36,206,784
                                                                      ----------

Office Property (22.0%)
Boston Properties, Incorporated                          150,600       5,941,170
Equity Office Properties Trust                           513,600      15,402,863
HRPT Properties Trust                                    487,000       4,383,000
Kilroy Realty Corporation                                106,700       3,010,007
Koger Equity, Incorporated                               652,850      11,666,430
Parkway Properties, Incorporated                         163,300       5,960,450
Prentiss Properties Trust                                161,615       4,770,875
Reckson Associates Realty Corporation                     59,400       1,464,804
                                                                      ----------
                                                                      52,599,599
                                                                      ----------

Retail (13.7%)

General Growth Properties, Incorporated                  193,800       8,565,960
Glimcher Realty Trust                                    223,100       4,138,505
JDN Realty Corporation                                    59,100         755,298
Kimco Realty Corporation                                 173,400       5,670,180

                See accompanying notes to the financial statements.

                                                                              SHARES
                                                                                OR
                                                                             PRINCIPAL
Retail (continued)                                                            AMOUNT         MARKET VALUE

Malan Realty Investors, Incorporated                                         118,400         $    535,168
Philips International Realty Corporation                                     724,400            1,774,780
Simon Property Group, Incorporated                                           344,100           11,227,983
                                                                                             ------------
                                                                                               32,667,874
                                                                                             ------------
Total Real Estate Investment Trusts                                                           185,133,031
                                                                                             ------------
Corporate Bonds (6.4%)
Hotel/Restaurant (2.6%)

Host Marriott, Corporation, 7.785%,
   08/01/08                                                               $6,250,000            6,156,250
                                                                                             ------------
Real Estate Investment Trust (3.8%)
BF Saul REIT, 9.75% 04/01/08                                               9,000,000            9,022,500
                                                                                             ------------
Total Corporate Bonds                                                                          15,178,750
                                                                                             ------------
Total Investments (Cost $239,039,984) (a) - 111.5%                                            266,586,908
Liabilities in excess of other assets - (11.5)%                                               (27,583,003)
                                                                                             ------------
NET ASSETS - 100.0%                                                                          $239,003,905
                                                                                             ============

   Represents non-income producing securities.
   (a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation ...............$ 29,994,755
   Unrealized depreciation ...............  (3,380,201)
                                          ------------
   Net unrealized appreciation ...........$ 26,614,554
                                          ============

                                                                              SHARES         MARKET VALUE
Securities Sold Short (7.9%)
Real Estate Investment Trusts
Apartments (1.2%)
Town & Country Trust                                                         127,600          $ 2,821,236
Diversified (1.6%)
Washington REIT                                                              130,200            3,743,250
Industrial (1.8%)
CenterPoint Properties Corporation                                            74,700            4,037,535
First Industrial Realty Trust, Incorporated                                    5,000              171,250
Office Property (0.0%)
Mission West Properties, Incorporated                                         14,700              192,570
Retail (3.3%)
Mills Corporation                                                            110,000            3,075,600
New Plan Excel Realty Trust, Incorporated                                     44,900              900,245
Weingarten Realty Investors                                                   74,600            3,834,440
                                                                                              -----------
Total Securities Sold Short (Proceeds $17,770,100)                                            $18,776,126
                                                                                              ===========

               See accompanying notes to the financial statements.

KENSINGTON STRATEGIC REALTY FUND

     STATEMENT OF ASSETS AND LIABILITIES
     MARCH 31, 2002

     ASSETS
     Investments, at value/1/ (cost $239,039,984)                               $266,586,908
     Desposits with broker and custodian bank
        for securities sold short                                                 21,790,899
     Collateral for securities loaned                                             15,440,516
     Interest and dividends receivable                                             3,190,875
     Receivable for investments sold                                              35,225,501
     Receivable for capital shares issued                                          1,918,438
     Prepaid expenses                                                                 23,815
                                                                                 -----------
        Total Assets                                                             344,176,952
                                                                                 -----------
     LIABILITIES
     Demand loan payable to bank                                                  60,209,331
     Securities sold short (proceeds $17,770,100)                                 18,776,126
     Payable for return of collateral received for securities on loan             15,440,516
     Payable for investments purchased                                             9,929,854
     Payable for capital shares redeemed                                             184,280
     Accrued expenses and other payables
        Investment advisory fees                                                     358,087
        Distribution fees                                                             89,193
        Other                                                                        185,660
                                                                                 -----------
        Total Liabilities                                                        105,173,047
                                                                                 -----------
     NET ASSETS                                                                 $239,003,905
                                                                                 ===========
     Capital                                                                    $208,381,554
     Accumulated net realized gains on investments                                 4,081,453
     Net unrealized appreciation on investments                                   26,540,898
                                                                                 -----------
        Net Assets                                                              $239,003,905
                                                                                 ===========
     Outstanding units of beneficial interest (shares)
        Class A
          Net Assets                                                            $172,681,881
          Shares outstanding                                                       4,184,543
                                                                                 -----------
          Redemption price per share                                            $      41.27
                                                                                 ===========
        Maximum Sales Charge - Class A                                                 5.75%
        Maximum Offering Price
          [100%/(100%-Maximum Sales Charge) of net asset                         -----------
          value adjusted to the nearest cent] per share                         $      43.79
                                                                                 ===========
        Class B
          Net Assets                                                            $ 23,993,237
          Shares outstanding                                                         584,415
                                                                                 -----------
          Offering price per share/2/                                           $      41.06
                                                                                 ===========
        Class C
          Net Assets                                                            $ 42,328,787
          Shares outstanding                                                       1,031,434
                                                                                 -----------
          Offering price per share/2/                                           $      41.04
                                                                                 ===========

     /1/ Includes securities on loan of $8,005,954.
     /2/ Redemption price per share varies by length of time shares are held.

               See accompanying notes to the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2002

INVESTMENT INCOME
Interest income                                                          $   377,160
Securities lending income                                                     12,523
Dividend income                                                           13,412,948
                                                                          ----------
   Total Investment Income                                                13,802,631
                                                                          ----------
EXPENSES
Investment advisory fees                                                   4,258,363
Administration fees                                                          324,602
Distribution fees
   Class A                                                                   313,788
   Class B                                                                   174,439
   Class C                                                                   324,364
Custodian fees                                                                56,984
Transfer agent fees                                                          227,681
Trustees' fees                                                                16,900
Dividend expense on securities sold short                                    542,378
Interest expense                                                             571,729
Recoupment of prior expenses reimbursed by the                                44,172
   Investment Adviser

Other expenses                                                               281,379
                                                                          ----------
   Total expenses before expenses waived                                   7,136,779
   Less expenses waived by the Investment Adviser                            (74,662)
                                                                          ----------
   Net Expenses                                                            7,062,117
                                                                          ----------
   Net Investment Income                                                   6,740,514
                                                                          ----------
REALIZED/UNREALIZED GAINS
FROM INVESTMENTS AND
SECURITIES SOLD SHORT
Net realized gains from investments and securities sold short             14,239,794
Net change in unrealized appreciation/depreciation from
   investments and securities sold short                                  17,129,683
                                                                          ----------
Net realized/unrealized gains from investments and securities
   sold short                                                             31,369,477
                                                                          ----------
Change in net assets resulting from operations                           $38,109,991
                                                                          ==========

               See accompanying notes to the financial statements.

                        KENSINGTON STRATEGIC REALTY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      FOR THE            FOR THE
                                                                     YEAR ENDED         YEAR ENDED
                                                                   MARCH 31, 2002     MARCH 31, 2001
FROM INVESTMENT ACTIVITIES
OPERATIONS
Net investment income                                              $   6,740,514      $   5,534,541
Net realized gains from investments and
   securities sold short                                              14,239,794          2,360,147
Net change in unrealized appreciation/
   depreciation from investments and
   securities sold short                                              17,129,683          9,165,340
                                                                   -------------      -------------
Change in net assets resulting from operations                        38,109,991         17,060,028
                                                                   -------------      -------------
DISTRIBUTIONS TO
CLASS A SHAREHOLDERS
From net investment income                                            (8,164,547)        (4,546,753)
From net realized gains from investments and
   securities sold short                                              (4,346,779)        (1,390,696)

DISTRIBUTIONS TO
CLASS B SHAREHOLDERS
From net investment income                                            (1,031,380)          (434,220)
From net realized gains from investments and
   securities sold short                                                (644,079)          (155,633)

DISTRIBUTIONS TO
CLASS C SHAREHOLDERS
From net investment income                                            (1,886,845)          (882,789)
From net realized gains from investments and
   securities sold short                                              (1,169,160)          (309,333)
                                                                   -------------      -------------
Change in net assets from distributions
   to shareholders                                                   (17,242,790)        (7,719,424)
                                                                   -------------      -------------
CAPITAL TRANSACTIONS
Proceeds from shares issued                                          137,697,012        101,007,614
Shares issued in reinvestment of dividends                            12,935,616          5,376,274
Payments for shares redeemed                                         (54,889,406)        (9,965,539)
                                                                   -------------      -------------
Change in net assets from capital transactions                        95,743,222         96,418,349
                                                                   -------------      -------------
Change in net assets                                                 116,610,423        105,758,953

NET ASSETS
Beginning of period                                                  122,393,482         16,634,529
                                                                   -------------      -------------
End of period                                                      $ 239,003,905      $ 122,393,482
                                                                   =============      =============

               See accompanying notes to the financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                        KENSINGTON STRATEGIC REALTY FUND

                              FINANCIAL HIGHLIGHTS

                              Selected data for a share of beneficial interest
outstanding throughout the periods indicated.

                                                                        CLASS A

                                                                FOR THE            FOR THE
                                                               YEAR ENDED         YEAR ENDED
                                                             MARCH 31, 2002     MARCH 31, 2001
                                                             ---------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD                                          $   36.22          $   29.46
                                                             ---------          ---------
INVESTMENT ACTIVITIES
Net investment income                                             1.64               2.36
Net realized and unrealized
  gains from investments                                          7.30               7.64
                                                             ---------          ---------
Total from Investment Activities                                  8.94              10.00
                                                             ---------          ---------
DISTRIBUTIONS
Net investment income                                            (2.47)             (2.52)
Net realized gains                                               (1.42)             (0.72)
                                                             ---------          ---------
Total Distributions                                              (3.89)             (3.24)
                                                             ---------          ---------
NET ASSET VALUE -
END OF PERIOD                                                $   41.27          $   36.22
                                                             =========          =========
Total Return (excludes sales charge)                             25.83%             34.94%

RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Period (000's)                            $ 172,682          $  90,628

Ratio of expenses to average net assets
  (excluding dividend and interest expense)                       3.18%              2.83%

Ratio of expenses to average net assets
  (including dividend and interest expense)                       3.82%              4.29%

Ratio of net investment income to
   average net assets                                             4.02%              7.72%

Portfolio Turnover (c)                                          190.84%            206.02%

 /1/ Commencement of operations was September 15, 1999.

     (a)  Not annualized.

     (b)  Annualized.

     (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.



                  See accompanying notes to the financial statements.

   CLASS A                                        CLASS B

   FOR THE                     FOR THE            FOR THE            FOR THE
 PERIOD ENDED                YEAR ENDED         YEAR ENDED         PERIOD ENDED
MARCH 31, 2000/1/           MARCH 31, 2002     MARCH 31, 2001     MARCH 31, 2000/1/
-----------------           -------------------------------------------------------
$   25.00                   $   36.09          $   29.42          $   25.00
---------                   ---------          ---------          ---------
     1.48                        1.39               2.17               1.34
     4.48                        7.22               7.54               4.52
---------                   ---------          ---------          ---------
     5.96                        8.61               9.71               5.86
---------                   ---------          ---------          ---------
    (1.39)                      (2.22)             (2.32)             (1.33)
    (0.11)                      (1.42)             (0.72)             (0.11)
---------                   ---------          ---------          ---------
    (1.50)                      (3.64)             (3.04)             (1.44)
---------                   ---------          ---------          ---------
$   29.46                   $   41.06          $   36.09          $   29.42
=========                   =========          =========          =========
    24.36%(a)                   24.87%             33.94%             23.96%(a)
$  11,967                   $  23,993          $  10,867          $   1,433
     2.25%(b)                    3.93%              3.63%              2.99%(b)
     2.41%(b)                    4.57%              5.24%              3.15%(b)
    14.63%(b)                    3.44%              6.74%             11.58%(b)
   240.19%                     190.84%            206.02%            240.19%

                        KENSINGTON STRATEGIC REALTY FUND

                              FINANCIAL HIGHLIGHTS

                              Selected data for a share of beneficial interest
outstanding throughout the periods indicated.

                                                                    CLASS C

                                                      FOR THE       FOR THE       FOR THE
                                                       YEAR          YEAR         PERIOD
                                                       ENDED         ENDED         ENDED
                                                     MARCH 31,     MARCH 31,     MARCH 31,
                                                       2002          2001          2000/1/
                                                     -------------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD                                  $  36.07      $  29.40      $  25.00
                                                     --------      --------      --------
INVESTMENT ACTIVITIES
Net investment income                                    1.37          2.17          1.36
Net realized and unrealized
  gains from investments                                 7.23          7.54          4.49
                                                     --------      --------      --------
Total from Investment Activities                         8.60          9.71          5.85
                                                     --------      --------      --------
DISTRIBUTIONS
Net investment income                                   (2.21)        (2.32)        (1.34)
Net realized gains                                      (1.42)        (0.72)        (0.11)
                                                     --------      --------      --------
Total Distributions                                     (3.63)        (3.04)        (1.45)
                                                     --------      --------      --------
NET ASSET VALUE -
END OF PERIOD                                        $  41.04      $  36.07      $  29.40
                                                     ========      ========      ========
Total Return (excludes sales charge)                    24.85%        33.96%        23.91%(a)

RATIOS/SUPPLEMENTARY DATA

Net Assets, End of Period (000's)                    $ 42,329      $ 20,898      $  3,234

Ratio of expenses to average net assets
  (excluding dividend and interest expense)              3.93%         3.61%         3.00%(b)

Ratio of expenses to average net assets
  (including dividend and interest expense)              4.57%         5.19%         3.16%(b)

Ratio of net investment income to
  average net assets                                     3.38%         6.78%        12.52%(b)

Portfolio Turnover (c)                                 190.84%       206.02%       240.19%

/1/ Commencement of operations was September 15, 1999.

    (a)  Not annualized.

    (b)  Annualized.

    (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

               See accompanying notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

MARCH 31, 2002


1.  ORGANIZATION

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (September 15, 1999) of the Kensington Strategic Realty Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek high current income relative to equity investment alternatives, plus long term growth of capital. Kensington Investment Group, Inc. invested the original seed capital of $90,000 into the Fund.

The Fund is authorized to offer three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.


2.  SIGNIFICANT ACCOUNTING PRINCIPLES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and

KENSINGTON STRATEGIC REALTY FUND
expenses for the period. Actual results could differ from those estimates.


SECURITIES VALUATION

The Fund invests primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales prices in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgment of the Adviser under the supervision of the Group's Board of Trustees.


REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.


SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.


SHORTS ALETRANSACTIONS

Short sales are transactions in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale, the Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is also at risk of incurring dividend expense if a security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. The Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash and obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

KENSINGTON STRATEGIC REALTY FUND

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for organization costs and deferrals of certain losses.


FEDERAL INCOME TAXES

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.


SECURITIES LENDING

To generate additional income, the Fund may lend up to 33.33% of the value of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Fund continues to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to repay the cash at the termination of the loan.

There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Kensington Investment Group, Inc. (the "Adviser") to be of good standing and creditworthy under guidelines established by the Group's Board of Trustees and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time and therefore, are not considered illiquid investments. As of March 31, 2002, the Fund had equity securities on loan with a total market value of $8,005,954.

The loaned securities were fully collateralized by $15,440,516, which was invested in repurchase agreements at March 31, 2002.

EXPENSES

Expenses that are directly related to the Fund are charged directly to the Fund and expenses which are directly attributable to a class of shares are charged directly to that class. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

 3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2002 were $480,160,943 and $376,726,555, respectively.

KENSINGTON STRATEGIC REALTY FUND

4. RELATED PARTY TRANSACTIONS

Investment advisory services are provided to the Fund by Kensington Investment Group, Inc. (the "Adviser"), who receives a management fee for their services. The management fee is a fulcrum-type performance fee that, after the first twelve months of Fund operations, increases or decreases from the base fee of 1.50% depending on the Fund's performance relative to that of the NAREIT Composite Index during the preceding twelve months. The Adviser will receive the base fee for the first twelve months of operations and, thereafter for periods when the Fund's performance for the past twelve months equals that of the Index. Through performance adjustments equal to 15% of the difference between the performance of the Fund and that of the Index during the previous twelve months, the fee can range from a minimum of 0.50% to a maximum of 2.50%. This fee arrangement may result in higher fees than those paid by other investment companies. The Adviser may receive the maximum fee even if the Fund's absolute performance is negative, and it may receive the minimum fee even when the Fund has significant positive performance.

The Adviser has contractually agreed, until September 14, 2002, to waive fees and/or reimburse the Fund to the extent necessary to maintain Total Fund Operating Expenses for Class A, B and C shares at 2.25%, 3.00% and 3.00%, respectively, provided that these limits do not apply to (1) increases due to performance fee adjustments, (2) extraordinary expenses and (3) dividend and interest expense.

For the first 36 full months of the Fund's operations, the Fund will pay or repay fees that were waived or reimbursed to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits. For the year ended March 31, 2002, the Fund reimbursed the Adviser fees of $44,172 which were waived in a prior fiscal year. An additional $332,832 is available for reimbursement to the Adviser.


BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator pursuant to an Administration Agreement (the "Administration Agreement"). Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. BISYS Ohio also serves as fund accountant and transfer agent under the Fund Accounting and Transfer Agency Agreement (the "Agreement"). Under the terms of the Administration Agreement, BISYS Ohio receives fees for its services under the Administration Agreement and the Agreement pursuant to an Omnibus Fee Agreement. This fee is computed at an annual rate, subject to a $125,000 annual minimum fee, of 0.18% of the Fund's average daily net assets up to $1 billion and 0.10% for such assets in excess of $1 billion.

BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's principal distributor (the "Distributor"). The Group has entered into a Distribution Plan (the "Plan"). This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively. The Distributor may voluntarily choose to waive all or a portion of its fee.

5. SHARES OF BENEFICIAL INTEREST

Each share represents an equal proportionate interest in the Fund with other shares of the same series and class and is entitled to such dividends and distributions out of the income earned on the assets

KENSINGTON STRATEGIC REALTY FUND
belonging to that Fund. The following is a summary of transactions in Fund shares for the years ended March 31, 2002 and March 31, 2001:

                                            FOR THE YEAR ENDED MARCH 31, 2002:
                              CLASS A                    CLASS B                     CLASS C
                        SHARES         AMOUNT       SHARES       AMOUNT        SHARES         AMOUNT
------------------------------------------------------------------------------------------------------

Beginning Shares      2,502,092    $ 83,221,111    301,096    $10,125,994      579,318     $19,291,227
Shares issued         2,672,235     106,835,371    264,868     10,434,084      520,651      20,427,557
Shares reinvested       226,806       8,829,331     36,466      1,411,891       69,644       2,694,394
Shares redeemed       1,216,590      48,704,075     18,015        703,237      138,179       5,482,094
                      ---------      ----------    -------    -----------    ---------     -----------
Net increase          1,682,451      66,960,627    283,319     11,142,738      452,116      17,639,857
                      ---------      ----------    -------    -----------    ---------     -----------
Ending Shares         4,184,543    $150,181,738    584,415    $21,268,732    1,031,434     $36,931,084
                      =========    ============    =======    ===========    =========     ===========


                                            FOR THE YEAR ENDED MARCH 31, 2001:
                        SHARES         AMOUNT       SHARES       AMOUNT         SHARES       AMOUNT
------------------------------------------------------------------------------------------------------
Beginning Shares        406,145    $ 11,654,927     48,719    $ 1,396,292      109,998     $ 3,168,764
Shares issued         2,257,893      77,385,468    240,347      8,317,994      445,190      15,304,152
Shares reinvested       111,735       3,835,623     14,193        486,222       30,795       1,054,429
Shares redeemed         273,681       9,654,907      2,163         74,514        6,665         236,118
                      ---------    ------------    -------    -----------      -------     -----------
Net increase          2,095,947      71,566,184    252,377      8,729,702      469,320      16,122,463
                      ---------    ------------    -------    -----------      -------     -----------
Ending Shares         2,502,092    $ 83,221,111    301,096    $10,125,994      579,318     $19,291,227
                      =========    ============    =======    ===========      =======     ===========


6. CONCENTRATION OF CREDIT RISK

The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Fund may be more affected by economic developments in the real estate industry than would a diversified equity fund.


7. LEVERAGE

The Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

8. BANK LOANS

The Fund maintains a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest at seven-eighths of one percent above the Fed Funds rate. The average interest rate being charged for the year ended March 31, 2002, is 3.78%.

For the year ended March 31, 2002, the Fund had an average outstanding demand loan payable to Custodial Trust Company of $15,137,778.


9. FEDERAL INCOME TAX INFORMATION

During the year ended March 31, 2002, the Fund paid long-term capital gain distributions of $2,692,861.

The Fund also paid Section 1250 gains of $603,437.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2002 was as follows:

Distributions paid from:
   Net Investment Income                                       $13,946,492
   Net Long-Term Capital                                         3,296,298
                                                               -----------
Total Taxable Distributions                                     17,242,790
   Tax Return of Capital                                                --
                                                               -----------
Total Distributions Paid                                       $17,242,790
                                                               ===========

As of March 31, 2002 the components of accumulated earnings on a tax basis was as follows:

Undistributed Ordinary Income                                  $ 2,149,698
Undistributed Long-Term Capital Gains                            3,923,754
                                                               -----------
Accumulated Earnings                                             6,073,452
Distributions Payable                                                   --
Accumulated Capital and Other Losses                                    --
Unrealized Appreciation/1/                                      24,548,899
                                                               -----------
Total Accumulated Earnings                                     $30,622,351
                                                               ===========


/1/ The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount and the return of capital adjustments from real estate investment trusts.

REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS

KENSINGTON STRATEGIC REALTY FUND


We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Kensington Strategic Realty Fund (the Fund) as of March 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kensington Strategic Realty Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Columbus, Ohio
May 22, 2002

INDEPENDENT TRUSTEES (Unaudited)


Overall responsibility for management of the Conventry Group (the "Group") rests with its Board of Trustees, who are elected by the Shareholders of the Group. The Trustees elect the officers of the Group to actively supervise its day-to-day operations. The information regarding the Trustees is set forth below:

                                                                                     Numbers of
                                                                 Principal           Portfolios     Director-
                         Position(s)        Term of            Occupation(s)          Overseen     ships Held
Name, Address,            Held With     Office/Length           During the             for the      Outside
and Age                   the Group     of Time Served         Past 5 Years            Group       the Group
-----------------        -----------    --------------    ------------------------   ----------    ----------
Non-Interested
Trustees
-----------------
Maurice G. Stark         Trustee        Since 1992        Retired. Until                  13       N/A
3435 Stelzer Road                                         December 31, 1994,
Columbus, OH 43219                                        Vice President-Finance
Age: 66                                                   and Columbus Treasurer,
                                                          Batelle Memorial
                                                          Institute (scientific
                                                          research and development
                                                          service corporation).

Michael M. Van Buskirk   Trustee        Since 1992        From June 1991 to               13       BISYS
3435 Stelzer Road                                         present, Executive                       Variable
Columbus, OH 43219                                        Vice President of                        Insurance
Age: 55                                                   The Ohio Bankers'                        Funds
                                                          Association (trade
                                                          association); from
                                                          September 1987 to
                                                          June 1991,
                                                          Vice President -
                                                          Communications, TRW
                                                          Information Systems
                                                          Group (electronic and
                                                          space engineering).

John H. Ferring IV       Trustee        Since 1998        From 1979 to present,           13       N/A
Plaze, Inc.                                               President and owner
105 Bolte Lane                                            of Plaze, Inc.,
St. Claire, MO 63077                                      St. Clair, Missouri.
Age: 49

Interested Trustees
-------------------
R. Jeffrey Young*        Chairman       Since 1999        From 1993 to                    13       N/A
3435 Stelzer Road        and Trustee                      present, employee
Columbus, OH 43219                                        of BISYS Fund
Age: 38                                                   Services.

Walter B. Grimm*         Trustee        Since 1996        From 1992 to                    13       American
3435 Stelzer Road                                         present, employee                        Performance
Columbus, OH 43219                                        of BISYS Fund                            and
Age: 57                                                   Services.                                Performance
                                                                                                   Funds Trust

* Mr. Young and Mr. Grimm are each deemed to be an "interested person," as defined by the 1940 Act because of their employment with BISYS Fund Services.

OTHER SHARE CLASS RESULTS (Unaudited)


                                                 ONE              SINCE
                                                 YEAR           INCEPTION/1/
                                             -------------------------------

CLASS B SHARES
not reflecting CDSC/2/                          24.87%            33.21%
reflecting applicable CDSC                      19.87%            32.45%

CLASS C SHARES
not reflecting CDSC/2/                          24.85%            33.19%
reflecting applicable CDSC                      23.85%            33.19%

/1/Fund inception 9/15/99.

/2/CDSC = contingent deferred sales charge, maximum of 5.00%, payable only if shares are sold. Past performance is not predictive of future performance.

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


INVESTMENT ADVISOR

Kensington Investment Group
4 Orinda Way, Suite 220 D
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com


ADMINISTRATOR AND DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
(877)833-7114 Toll Free

LEGAL COUNSEL

Dechert Price & Rhoads
1775 Eye Street, NW
Washington, DC 20006


INDEPENDENT AUDITORS

Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215


CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540


This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Strategic Realty Fund. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost.

Investments in the Fund are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

05/02